Exhibit 13.1

GRUPO TELEVISA, S.A.B.
SECTION 906 CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Emilio Azcárraga Jean, Chairman of the Board, President and Chief Executive Officer of Grupo Televisa, S.A.B. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.                                      The Company’s annual report on Form 20-F for the fiscal year ended December 31, 2016, to which this statement is filed as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 28, 2017

By:	/s/ Emilio Azcárraga Jean
	Name:	Emilio Azcárraga Jean
	Title:	Chairman of the Board, President and Chief Executive Officer